Fees Summary	Aug. 02, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,746,379,500
Previously Paid Amount	0
Total Fee Amount	257,765.61
Total Offset Amount	0
Net Fee	$ 257,765.61